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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-26375


                         SUPPLEMENT TO THE PROSPECTUS
            OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                            DATED FEBRUARY 3, 2000

   On October 26, 2000, the Board of Trustees of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income"), pursuant to which substantially all of the assets of the Fund would be combined with those of Diversified Income and shareholders of the Fund would become shareholders of Diversified Income receiving shares of Diversified Income equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Diversified Income that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on March 27, 2001. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Diversified Income will be distributed to shareholders of the Fund.

October 26, 2000